Summary of Significant Accounting Policies (Details) - Schedule of Movement in Deferred Revenue ₨ in Millions, $ in Millions	12 Months Ended
	Mar. 31, 2023 INR (₨)	Mar. 31, 2023 USD ($)	Mar. 31, 2022 INR (₨)
Schedule of Movement in Deferred Revenue [Abstract]
Beginning balance	₨ 5,647	$ 68.7	₨ 2,463
Increased as a result of additional cash received against VGF	152	1.8	40
Deferred revenue recognized	1,300	15.8	3,183
Amount recognized into revenue	(103)	(1.3)	(39)
Ending balance	₨ 6,996	$ 85.1	₨ 5,647